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Semi-Annual Report

July 31, 2002

MuniEnhanced
Fund, Inc.

www.mlim.ml.com

                             MuniEnhanced Fund, Inc.


The Benefits and Risks of Leveraging

MuniEnhanced Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses on invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.

                                          MuniEnhanced Fund, Inc., July 31, 2002

TO OUR SHAREHOLDERS

For the six-month period ended July 31, 2002, the Common Stock of MuniEnhanced Fund, Inc. earned $0.348 per share income dividends, which included earned and unpaid dividends of $0.058. This represents a net annualized yield of 6.04%, based on a period-end per share net asset value of $11.61. During the same period, total investment return on the Fund's Common Stock was +4.84%, based on a change in per share net asset value from $11.43 to $11.61, and assuming reinvestment of $0.348 per share ordinary income dividends.

For the six months ended July 31, 2002, the Fund's Preferred Stock had an average dividend yield as follows: Series A, 1.45%; Series B, 2.03%; and Series C, 1.34%.

The Municipal Market Environment

During the six-month period ended July 31, 2002, the direction of long-term fixed income interest rates was driven as much by volatile U.S. equity markets and continued worldwide political tensions as by economic fundamentals. In early 2002, economic indicators were mixed, signaling some strength in consumer spending and housing-related industries, but further declines in manufacturing employment. The index of leading economic indicators generally rose in late 2001 and early 2002, suggesting that economic activity was likely to expand later in the year. Furthermore, in February 2002, U.S. gross domestic product (GDP) growth for the fourth quarter of 2001 was revised higher to 1.7%, signaling significantly improving economic conditions relative to earlier in 2001. These positive economic fundamentals, however, were largely offset by U.S. equity market volatility. The initial disclosure of accounting irregularities at Enron Corporation in early February exacerbated earlier equity volatility. At the end of February 2002, long-term U.S. Treasury bond yields were approximately 5.40%.

In early March 2002, a number of economic indicators, including surging existing home sales, solid consumer spending and positive non-farm payroll growth following several months of job losses, suggested U.S. economic activity was continuing to strengthen. Also, in Congressional testimony, Federal Reserve Board Chairman Alan Greenspan was cautiously optimistic regarding future U.S. economic growth, noting that while any increase in activity was likely to be moderate, "an economic expansion (was) well underway." These factors combined to push U.S. equity prices higher and bond prices sharply lower in expectation of a reversal of the Federal Reserve Board's actions taken during the past 15 months. By the end of March 2002, long-term U.S. Treasury bond yields stood at 5.80%, their highest level in over 18 months.

During the past few months, however, bond yields reversed course to move sharply lower. Positive economic fundamentals were again overwhelmed by falling equity valuations and declines in investor confidence. U.S. GDP activity in the first quarter of 2002, while recently revised downward to 5%, was considerably above the level of economic growth seen at the end of 2001. Additionally, a number of economic indicators, such as housing activity, consumer spending and weekly unemployment claims, have pointed to at least a modest economic recovery by the end of 2002. However, steady dramatic declines in U.S. equity markets have convinced most investors to conclude recently that the Federal Reserve Board is unlikely to increase short-term interest rates for the remainder of the year. U.S. Treasury issue prices have been boosted by erupting Middle East and India/Pakistan conflicts, as many international investors prefer the safe haven status of U.S. Treasury securities. At June 30, 2002, long-term U.S. Treasury bond yields had declined to 5.50%.

In late July, U.S. GDP growth for the second quarter of 2002 was initially estimated at 1.1%. While subject to considerable revision, this initial estimate suggested that continued declines in U.S. equity prices were negatively affecting not only consumer, but business confidence as well, and undermining the economic growth witnessed earlier this year. Some analysts have extrapolated that recent weakness will continue, if not accelerate. This brought about forecasts that the Federal Reserve Board may soon be obliged to lower short-term interest rates both to offset equity market declines and boost consumer and business spending. The possibility of lower short-term interest rates helped push longer-term bond yields lower still during late July. At July 31, 2002, U.S. Treasury bond yield levels had fallen to 5.30%, a decline of approximately 15 basis points (0.15%) during the six-month period ended July 31, 2002.

During the period, municipal bond prices also generally rose. In early 2002, tax-exempt bond yields traded in a relatively narrow range as an increasingly positive technical position supported existing municipal bond prices. In March, however, increased economic activity and associated concerns regarding near-term Federal Reserve Board actions also pushed tax-exempt bond prices lower. By late March, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, had risen to 5.67%, their highest level in over a year. During recent months, tax-exempt bond yields have generally declined largely in response to the positive fixed income environment engendered by falling equity valuations. The municipal bond market's recent price advances have also been bolstered by the continued improvement in the tax-exempt market's technical position. Despite sizeable advances in the rate of new municipal bond issuance, investor demand has increased in recent months, allowing tax-exempt bond prices to rise. By the end of July 2002, long-term municipal revenue bond yields stood at 5.34%, a decline of over 30 basis points from their recent highs in March.

Solid investment demand during the six-month period ended July 31, 2002 allowed the tax-exempt market to outperform its taxable counterpart in recent months. The Investment Company Institute reported that thus far in 2002, municipal bond fund net cash flows have remained very strong at over $7.7 billion, up more than 60% compared to the same period in 2001. Additionally, this past January and February, investors received nearly $50 billion in investment proceeds from coupon income, bond maturities and early redemptions. Given the recent weakness in U.S. equity markets, much of these monies were likely reinvested in tax-exempt products. Perhaps more importantly, short-term municipal interest rates have continued to move lower in response to the Federal Reserve Board's actions. In reaction to Federal Reserve Board interest rate reductions, short-term municipal rates have declined to the 1%-1.5% range. As interest rates have declined, investors have extended maturities to take advantage of the steep municipal bond yield curve. Also, it is forecast that investors will have received from June to August approximately an additional $75 billion from bond maturities, proceeds from early bond redemptions and coupon income. Given the lack of strong investment alternatives, it is likely that these monies will continue to support the municipal bond market's currently strong technical environment.

Recent outperformance by the tax-exempt market has been even more impressive considering the increase in new bond issuance seen thus far in 2002. Throughout the past six months, more than $165 billion in new long-term municipal bonds was issued, an increase of nearly 20% compared to the same period in 2001. More than $100 billion in long-term tax-exempt securities was underwritten during the July 2002 quarter, an increase of over 33% compared to the July 2001 quarter's level. Recent months' issuance has been dominated by a number of issues each of whose size has exceeded $1 billion. While these mega-deals have caused some temporary price disruptions, imbalances have been short-lived as these underwritings are attractively priced and in-state demand has been very strong. Apart from the mega-deals, increased issuance has been well received as investor demand for the tax-advantaged, non-equity securities has been strong.

In the coming months, we believe interest rates are likely to remain volatile with an expected upward bias. However, until equity market conditions stabilize, interest rates could stay near their current historically low levels. While recent stock market declines appear to have negatively affected economic growth in July 2002, business activity is likely to accelerate going forward. Governmental stimulus in response to the September 11, 2001 attacks has been significant. The ongoing U.S. military response to worldwide terrorism has helped reduce a once-sizeable Federal surplus to a material deficit. Further military action in early 2003 would only result in increased Federal spending, higher deficits and increased Treasury financing. Increased Federal borrowings can be expected to put upward pressure on interest rates going forward.

Equity market declines have helped push interest rates to lower levels than economic fundamentals alone would support. When U.S. equity markets stabilize and economic activity resumes, associated interest rate increases should not be extreme. Inflationary pressures have remained well contained, meaning that significant interest rate increases are unlikely. As equity valuations are likely to only gradually recover, the U.S. economic


                                     2 & 3

                                          MuniEnhanced Fund, Inc., July 31, 2002

recovery is also likely to be a moderate process. Similarly, this suggests that the pace of any interest rate increases would be gradual. As the municipal bond market's strong technical position can be expected to remain supportive in the coming months, future tax-exempt interest rate increases should be more restrained than their taxable counterparts.

Portfolio Strategy

We generally maintained our investment strategy throughout the six-month period ended July 31, 2002. Our strategy focused on a fully invested market position in municipal bonds in conjunction with a relatively neutral market position. The goal of this strategy was to produce as high a level of tax-exempt income as possible while positioning the Fund to benefit from expected moves in future interest rates. New purchases during the period focused on premium coupon issues maturing in the 20-year--25-year range. We favored these maturities because they offered 95% or more of the yield available in the entire municipal yield curve with less interest rate volatility than is associated with longer maturity bonds. This neutral strategy reflected both the domestic economy's weak performance, as well as the Federal Reserve Board and Federal government's recent efforts at economic stimulation. Additionally, the strategy is reflective of the absolute levels of municipal yields, which are near multi-year lows. The Fund's credit quality remained essentially unchanged at very strong levels. At July 31, 2002, 90.8% of the Fund's assets was invested in bonds insured by AAA-rated municipal bond insurers. During the period, the number and size of municipal issuance rose significantly over the prior year's period. This additional supply helped us obtain favorable coupons and maturity structures.

The 475 basis point decline in short-term interest rates by the Federal Reserve Board to levels not seen in decades provides a favorable backdrop for the Fund's borrowing costs. The decline in borrowing costs to rates below 2% generated increased income for the Fund's Common Stock shareholders from the leveraging of Preferred Stock. We do not expect further declines in short-term interest rates, nor do we believe that a substantial increase during the next six months is likely. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and the yield to the Fund's Common Stock shareholders will be reduced. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Looking ahead, we intend to remain fully invested in an effort to enhance shareholder tax-exempt income. We will search for opportunities in both the new-issue and secondary markets to improve the portfolio structure in an effort to strengthen the Fund's performance. While we look to keep our current market posture given our outlook for modest economic growth in the coming months, we are prepared to move defensively should economic activity prove more resilient.

In Conclusion

We appreciate your ongoing interest in MuniEnhanced Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Michael Kalinoski

Michael Kalinoski
Vice President and Portfolio Manager

September 9, 2002

PROXY RESULTS

During the six-month period ended July 31, 2002, MuniEnhanced Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 8, 2002. A description of the proposal and number of shares voted are as follows:

                                                                                    Shares Voted      Shares Withheld
                                                                                         For            From Voting
---------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:        Terry K. Glenn                              27,856,224           551,209
                                         James H. Bodurtha                           27,847,994           559,439
                                         Joe Grills                                  27,832,613           574,820
                                         Roberta Cooper Ramo                         27,808,813           598,620
                                         Robert S. Salomon, Jr.                      27,841,867           565,566
                                         Melvin R. Seiden                            27,848,105           559,328
                                         Stephen B. Swensrud                         27,832,507           574,926
---------------------------------------------------------------------------------------------------------------------

During the six-month period ended July 31, 2002, MuniEnhanced Fund, Inc.'s Preferred Stock (Series A, B & C) shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 8, 2002. A description of the proposal and number of shares voted are as follows:

                                                                                    Shares Voted      Shares Withheld
                                                                                         For            From Voting
---------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Terry K. Glenn, James H. Bodurtha,
   Joe Grills, Herbert I. London, Andre F. Perold, Roberta Cooper Ramo,
   Robert S. Salomon, Jr., Melvin R. Seiden and Stephen B. Swensrud                       4,815               213
---------------------------------------------------------------------------------------------------------------------


                                     4 & 5

                                          MuniEnhanced Fund, Inc., July 31, 2002

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                       S&P     Moody's   Face
STATE                Ratings   Ratings  Amount  Issue                                                                         Value
====================================================================================================================================
Alabama--0.8%          AAA       Aaa   $ 2,500  Huntsville, Alabama, Health Care Authority, Health Care Facilities
                                                Revenue Bonds, Series B, 6.625% due 6/01/2004 (f)(g)                        $  2,769
====================================================================================================================================
Alaska--2.7%           AAA       Aaa     3,285  Alaska Energy Authority, Power Revenue Refunding Bonds (Bradley
                                                Lake), Fourth Series, 6% due 7/01/2016 (d)                                     3,846
                       AA+       NR*     5,000  Valdez, Alaska, Marine Terminal Revenue Refunding Bonds (Sohio
                                                Pipeline--British Petroleum Oil), 7.125% due 12/01/2025                        5,212
====================================================================================================================================
Arizona--1.8%          NR*       Aaa     1,000  Arizona Student Loan Acquisition Authority, Student Loan Revenue
                                                Refunding Bonds, AMT, Senior Series A-1, 5.75% due 5/01/2015                   1,072
                       AAA       Aaa     4,450  Scottsdale, Arizona, IDA, Hospital Revenue Refunding Bonds
                                                (Scottsdale Memorial Hospitals), Series A, 6% due 9/01/2012 (a)                4,928
====================================================================================================================================
California--4.4%       AAA       Aaa     5,000  Anaheim, California, Public Financing Authority, Lease Revenue Bonds
                                                (Public Improvements Project), Senior-Series A, 6% due 9/01/2024 (d)           5,744
                       AAA       NR*     3,960  California Rural Home Mortgage Finance Authority, S/F Mortgage
                                                Revenue Bonds, AMT, Series D, 7.10% due 6/01/2031 (c)                          4,513
                       AAA       Aaa     4,210  San Francisco, California, City and County Airport Commission,
                                                International Airport Revenue Bonds, AMT, Second Series, Issue 6,
                                                6.60% due 5/01/2024 (a)                                                        4,587
====================================================================================================================================
Colorado--18.0%                                 Boulder County, Colorado, Hospital Development Revenue Bonds
                                                (Longmont United Hospital Project) (l):
                       AA        NR*     2,705       5.60% due 12/01/2015                                                      2,888
                       AA        NR*     2,135       5.75% due 12/01/2020                                                      2,225
                       AAA       NR*     2,130  Boulder County, Colorado, Sales and Use Tax, Open Space Revenue
                                                Bonds, Series A, 6% due 12/15/2019 (b)                                         2,365
                       AAA       Aaa       500  Broomfield, Colorado, COP, Refunding, 5.75% due 12/01/2024 (a)                   531
                       NR*       Aa2     1,130  Colorado HFA, Revenue Bonds (S/F Program), AMT, Senior Series A-1,
                                                7.40% due 11/01/2027                                                           1,173
                                                Colorado HFA, Revenue Refunding Bonds (S/F Program):
                       NR*       Aa2     4,770       AMT, Senior Series A-2, 7.50% due 4/01/2031                               5,484
                       AA        Aa2     3,500       AMT, Series D-2, 6.90% due 4/01/2029                                      4,015
                       NR*       Aa2     3,535       Senior Series A-3, 6.05% due 10/01/2016                                   3,797
                       NR*       Aa2     8,075  Colorado Housing and Finance Authority Revenue Bonds, DRIVERS, AMT,
                                                Series 251, 11.78% due 4/01/2030 (h)                                           9,631
                       AAA       Aaa     4,280  Colorado Water Resource Power Development Authority, Clean Water
                                                Revenue Bonds, Series A, 6.25% due 9/01/2016                                   4,933
                       AAA       Aaa    11,000  Denver, Colorado, City and County Airport Revenue Bonds, AMT, Series
                                                D, 7.75% due 11/15/2013 (f)                                                   13,878
                       AAA       Aaa     2,000  Denver, Colorado, City and County Airport Revenue Refunding Bonds,
                                                AMT, Series A, 6% due 11/15/2018 (a)                                           2,184
                       AAA       Aaa     5,450  El Paso County, Colorado, School District Number 49, Falcon, GO,
                                                Series A, 6% due 12/01/2018 (d)                                                6,257
                       AAA       Aaa     1,900  Northwest Parkway, Colorado, Public Highway Revenue Bonds, Series A,
                                                5.50% due 6/15/2021 (a)                                                        2,021
====================================================================================================================================
Connecticut--1.1%      AAA       Aaa     3,500  Connecticut State Special Tax Obligation Revenue Bonds, 6.25% due
                                                10/01/2004 (b)(g)                                                              3,871
====================================================================================================================================
Delaware--0.7%         AAA       Aaa     2,000  Delaware Transportation Authority, Transportation System Revenue
                                                Bonds, 7% due 7/01/2004 (b)(g)                                                 2,237
====================================================================================================================================
District of            AAA       Aaa     5,150  District of Columbia, GO, Refunding, DRIVERS, Series 152, 9.208% due
Columbia--1.8%                                  6/01/2013 (d)(h)                                                               6,119
====================================================================================================================================
Georgia--7.9%                                   Georgia Municipal Electric Authority, Power Revenue Refunding Bonds:
                       AAA       Aaa     7,725       Series EE, 7% due 1/01/2025 (a)                                           9,842
                       AAA       Aaa     1,660       Series V, 6.60% due 1/01/2018 (f)                                         2,047
                       AAA       Aaa       340       Series V, 6.60% due 1/01/2018 (f)(i)(g)                                     423
                       AAA       Aaa       940       Series W, 6.60% due 1/01/2018 (f)                                         1,154
                       AAA       Aaa        60       Series W, 6.60% due 1/01/2018 (f)(g)                                         75
                       AAA       NR*       700       Series Z, 5.50% due 1/01/2020 (f)                                           779
                       AAA       Aaa     3,500  Metropolitan Atlanta, Georgia, Rapid Transit Authority, Sales Tax
                                                Revenue Bonds, Second Indenture, Series A, 6.90% due 7/01/2004 (f)(g)          3,908
                                                Monroe County, Georgia, Development Authority, PCR, Refunding
                                                (Oglethorpe Power Corporation), Series A (f):
                       AAA       Aaa     2,500       6.70% due 1/01/2009                                                       2,945
                       AAA       Aaa     2,000       6.75% due 1/01/2010                                                       2,384
                       AAA       Aaa     3,000  Municipal Electric Authority of Georgia Revenue Refunding Bonds
                                                (Project 1), Sub-Series A, 6.50% due 1/01/2004 (a)(g)                          3,261
====================================================================================================================================
Hawaii--0.3 %          AAA       Aaa     1,105  Hawaii State Department of Budget and Finance, Special Purpose
                                                Mortgage Revenue Bonds (Hawaiian Electric Company, Inc. Project),
                                                AMT, Series C, 7.375% due 12/01/2020 (f)                                       1,127
====================================================================================================================================
Illinois--13.4%        AAA       Aaa     1,500  Chicago, Illinois, Airport Revenue Refunding Bonds (O'Hare
                                                International Airport), Second Lien, AMT, 5.50% due 1/01/2015 (a)              1,594
                       NR*       Aaa     5,125  Chicago, Illinois, Board of Education, GO, RIB, Series 467, 9.75%
                                                due 12/01/2027 (a)(h)                                                          5,643
                       AAA       Aaa     3,750  Chicago, Illinois, Gas Supply Revenue Refunding Bonds (People's Gas
                                                Light & Coke), Series A, 6.10% due 6/01/2025 (a)                               4,033
                       AAA       Aaa       750  Chicago, Illinois, O'Hare International Airport, General Airport
                                                Revenue Refunding Bonds, Second Lien, AMT, Series A, 5.50% due 1/01/2016 (a)     791
                       AAA       NR*     4,550  Chicago, Illinois, O'Hare International Airport Revenue Refunding
                                                Bonds, DRIVERS, AMT, Series 250, 9.67% due 1/01/2021 (f)(h)                    5,022
                       AAA       Aaa       450  Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series B, 4% due
                                                10/01/2033 (c)(l)                                                                476
                       AAA       Aaa     3,000  Cook County, Illinois, Capital Improvement, GO, Series C, 5.50% due
                                                11/15/2026 (a)                                                                 3,109
                       AAA       Aaa     2,240  Cook County, Illinois, Community College District No. 508, Chicago,
                                                COP, Refunding, 8.75% due 1/01/2007 (b)                                        2,760
                       AAA       Aaa     3,000  Illinois Health Facilities Authority, Revenue Refunding Bonds
                                                (Servantcor Project), Series A, 6.375% due 8/15/2006 (d)(g)                    3,430
====================================================================================================================================

Portfolio Abbreviations

To simplify the listings of MuniEnhanced Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
DRIVERS  Derivative Inverse Tax-Exempt Receipts
EDA      Economic Development Authority
GO       General Obligation Bonds
HDA      Housing Development Authority
HFA      Housing Finance Agency
IDA      Industrial Development Authority
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts
S/F      Single-Family
VRDN     Variable Rate Demand Notes


                                     6 & 7

                                          MuniEnhanced Fund, Inc., July 31, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                       S&P     Moody's   Face
STATE                Ratings   Ratings  Amount    Issue                                                                       Value
====================================================================================================================================
Illinois                AAA      Aaa   $ 3,000    Metropolitan Pier and Exposition Authority, Illinois, Dedicated
(concluded)                                       State Tax Revenue Refunding Bonds (McCormick Place Expansion),
                                                  Series B, 5.75% due 6/15/2023 (f)                                         $  3,231
                                                  Ogle Lee and De Kalb Counties, Illinois, Township High School
                                                  District Number 212, GO (f):
                        NR*      Aaa     1,000         6% due 12/01/2016                                                       1,139
                        NR*      Aaa     1,340         6% due 12/01/2019                                                       1,497
                        AAA      Aaa    10,115    Regional Transportation Authority, Illinois, Revenue Bonds, Series
                                                  A, 7.20% due 11/01/2020 (a)                                                 13,046
====================================================================================================================================
Indiana--2.4%           AAA      Aaa     2,500    Brownsburg, Indiana, School Building Corporation, First Mortgage
                                                  Revenue Bonds (Brownsburg Community School), 5.55% due 2/01/2024 (f)         2,600
                        AAA      Aaa     4,080    Hammond, Indiana, Multi-School Building Corporation, First Mortgage
                                                  Revenue Refunding Bonds, 6.125% due 7/15/2019 (f)                            4,417
                        AAA      Aaa     1,000    New Albany, Floyd County, Indiana, First Mortgage Revenue Bonds
                                                  (School Building Corporation), 5.75% due 7/15/2020 (b)                       1,088
====================================================================================================================================
Kansas--9.8%            NR*      Aaa    14,740    Kansas City, Kansas, Utility System Revenue Refunding Bonds, RITR,
                                                  Series 1, 10.82% due 9/01/2023 (b)(h)                                       17,761
                        NR*      Aaa     1,715    Kansas State Development Finance Authority Revenue Bonds (Public
                                                  Water Supply Revolving Loan), Series 2, 5.75% due 4/01/2015 (a)              1,908
                                                  Sedgwick and Shawnee Counties, Kansas, S/F Revenue Bonds, AMT (e):
                        NR*      Aaa     2,320         (Mortgage-Backed Securities Program), Series A-2, 7.60%
                                                       due 12/01/2031 (f)                                                      2,644
                        NR*      Aaa     2,810         Series A-1, 6.875% due 12/01/2026                                       3,216
                        AAA      Aaa     4,685         Series A-1, 6.875% due 12/01/2026 (f)                                   5,363
                        AAA      Aaa     2,500    Wamego, Kansas, PCR, Refunding (Kansas Gas and Electric Company Project),
                                                  7% due 6/01/2031 (f)                                                         2,549
====================================================================================================================================
Louisiana--2.0%         AAA      Aaa     6,000    Louisiana Local Government, Environmental Facilities, Community
                                                  Development Authority Revenue Bonds (Capital Projects and Equipment
                                                  Acquisition), Series A, 6.30% due 7/01/2030 (a)                              7,004
====================================================================================================================================
Massachusetts--1.2%     AAA      NR*     3,845    Massachusetts Bay, Massachusetts, Transportation Authority, General
                                                  Transportation System, GO, Series A, 5.75% due 3/01/2013 (f)                 4,289
====================================================================================================================================
Michigan--0.6%          AAA      NR*     2,200    Michigan Higher Education Student Loan Authority, Student Loan
                                                  Revenue Refunding Bonds, AMT, Series XVII-G, 5.20% due 9/01/2020 (a)         2,215
====================================================================================================================================
Minnesota--2.7%         AAA      NR*     5,840    Minneapolis and St. Paul, Minnesota, Metropolitan Airports
                                                  Commission, Airport Revenue Bonds, DRIVERS, AMT, Series 203,
                                                  9.68% due 1/01/2012 (b)(h)                                                   6,986
                                                  Minnesota State Retirement System, Building Revenue Bonds:
                        AAA      Aaa     1,100         5.80% due 6/01/2020                                                     1,195
                        AAA      Aaa     1,000         5.875% due 6/01/2022                                                    1,083
====================================================================================================================================
Mississippi--0.8%       AAA      Aaa     2,400    Walnut Grove, Mississippi, Correctional Authority, COP, 6% due
                                                  11/01/2019 (a)                                                               2,658
====================================================================================================================================
Missouri--1.6%          AAA      Aaa     3,000    Kansas City, Missouri, Airport Revenue Bonds, General Improvement,
                                                  Series B, 6.875% due 9/01/2004 (d)(g)                                        3,343
                        AAA      NR*     1,805    Missouri State Housing Development Commission, S/F Mortgage Revenue
                                                  Bonds (Homeowner Loan), AMT, Series C-1, 7.15% due 3/01/2032 (c)             2,065
====================================================================================================================================
Montana--0.6%           AAA      Aaa     2,185    Forsyth, Montana, PCR, Refunding (Puget Sound Power and Light
                                                  Company), AMT, 7.25% due 8/01/2021 (a)                                       2,217
====================================================================================================================================
Nevada--4.1%            AAA      Aaa    10,450    Washoe County, Nevada, Gas and Water Facilities Revenue Refunding
                                                  Bonds (Sierra Pacific Power Company), 6.30% due 12/01/2014 (a)              10,769
                        AAA      Aaa     3,000    Washoe County, Nevada, Water Facility Revenue Bonds (Sierra Pacific
                                                  Power Company), AMT, 6.65% due 6/01/2017 (f)                                 3,105
====================================================================================================================================
New Hampshire--3.1%     AAA      Aaa     7,390    New Hampshire Health and Education Facilities Authority Revenue Bonds
                                                  (Dartmouth--Hitchcock Obligation Group), 5.50% due 8/01/2027 (d)             7,698
                        AAA      Aaa     2,650    New Hampshire State Business Finance Authority, PCR, Refunding
                                                  (Public Service Company of New Hampshire Project), Series C, 5.45%
                                                  due 5/01/2021 (f)                                                            2,776
====================================================================================================================================
New Jersey--1.4%        AAA      Aaa     3,195    New Jersey State Housing and Mortgage Finance Agency, Home Buyer
                                                  Revenue Bonds, AMT, Series K, 6.375% due 10/01/2026 (f)                      3,318
                        AAA      Aaa     1,440    New Jersey State Transportation Trust Fund Authority, Transportation
                                                  System Revenue Refunding Bonds, Series B, 6% due 12/15/2019                  1,638
====================================================================================================================================
New Mexico--0.7%        AAA      Aaa     2,300    Santa Fe, New Mexico, Revenue Bonds, 6.30% due 6/01/2004 (a)(g)              2,489
====================================================================================================================================
New York--8.6%                                     New York City, New York, GO:
                        AAA      NR*     1,500         DRIVERS, Series 194, 9.83% due 2/01/2015 (d)(h)                         1,786
                        AAA      Aaa     1,000         Series E, 5.875% due 8/01/2013 (m)                                      1,107
                        AAA      Aaa     3,290         Series E, 5.75% due 5/15/2018 (m)                                       3,587
                        AAA      Aaa     1,000         Series G, 6% due 10/15/2016 (m)                                         1,122
                        AAA      Aaa     4,000         Series I, 6.25% due 4/15/2027 (m)                                       4,390
                                                  New York City, New York, GO, Refunding:
                        AAA      Aaa     4,000         Series A, 6.375% due 5/15/2013 (b)                                      4,686
                        AAA      Aaa     3,995         Series A, 6.375% due 5/15/2014 (b)                                      4,657
                        AAA      Aaa     5,000         Series A, 6.375% due 5/15/2015 (b)                                      5,806
                        AAA      Aaa     2,000         Series L, 5.75% due 8/01/2013 (m)                                       2,166
====================================================================================================================================
North Carolina--4.7%    AAA      Aaa    13,940    North Carolina, Eastern Municipal Power Agency, Power System Revenue
                                                  Refunding Bonds, Series B, 6.125% due 1/01/2009 (f)(k)                      15,940
====================================================================================================================================
Ohio--0.8%              AAA      Aaa     2,500    North Canton, Ohio, City School District GO, 6.70% due 12/01/2004 (a)(g)     2,829
====================================================================================================================================
Pennsylvania--4.2%      AAA      Aaa     6,500    Philadelphia, Pennsylvania, Authority for Industrial Development,
                                                  Lease Revenue Bonds, Series B, 5.50% due 10/01/2020 (d)                      6,905
                        AAA      Aaa     4,500    Philadelphia, Pennsylvania, School District, GO, Series B, 5.625%
                                                  due 8/01/2020 (b)                                                            4,818
                        AAA      Aaa     2,250    Washington County, Pennsylvania, Capital Funding Authority Revenue
                                                  Bonds (Capital Projects and Equipment Program), 6.15% due 12/01/2029 (a)     2,560
====================================================================================================================================
Rhode Island--2.6 %     AAA      Aaa     4,345    Providence, Rhode Island, Public Building Authority, General Revenue
                                                  Bonds, Series A, 6.25% due 12/15/2020 (d)                                    4,907
                        AAA      Aaa     3,355    Rhode Island State Economic Development Corporation, Airport Revenue
                                                  Bonds, Series B, 6.50% due 7/01/2015 (b)                                     3,916
====================================================================================================================================
South Carolina--1.5%    AA       NR*     3,440    South Carolina Educational Facilities Authority for Private
                                                  Nonprofit Institutions Revenue Refunding Bonds (The Benedict College),
                                                  5.625% due 7/01/2031 (l)                                                     3,532
                        NR*      Aaa     1,325    South Carolina Housing Finance and Development Authority, Mortgage
                                                  Revenue Refunding Bonds, AMT, Series A-2, 5.875% due 7/01/2009 (d)           1,447
====================================================================================================================================
South Dakota--2.5%      AAA      NR*     7,000    South Dakota State Health and Educational Facilities Authority,
                                                  Revenue Refunding Bonds, Series A, 7.625% due 7/01/2014 (f)                  8,454
====================================================================================================================================


                                     8 & 9

                                          MuniEnhanced Fund, Inc., July 31, 2002

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                       S&P     Moody's   Face
STATE                Ratings   Ratings  Amount    Issue                                                                      Value
===================================================================================================================================
Tennessee--7.6%        AAA       Aaa   $13,500    Metropolitan Government of Nashville and Davidson County, Tennessee,
                                                  Water and Sewer Revenue Refunding Bonds (Cab Converter), 7.70%
                                                  due 1/01/2012 (b)                                                       $  17,168
                       AAA       Aaa     5,450    Mount Juliet, Tennessee, Public Building Authority Revenue Bonds
                                                  (Madison Suburban Utility District Loan), Series B, 7.80%
                                                  due 2/01/2004 (f)(g)                                                        6,471
                       AAA       Aaa     2,280    Tennessee HDA, Revenue Refunding Bonds (Homeownership Program), AMT,
                                                  Series 1, 5.95% due 7/01/2012 (f)                                           2,470
===================================================================================================================================
Texas--9.0%                                       Bell County, Texas, Health Facilities Development Corporation,
                                                  Revenue Refunding Bonds (Scott & White Memorial Hospital), Series A (f):
                       AAA       Aaa     1,460         6.25% due 8/15/2010                                                    1,687
                       AAA       Aaa     1,555         6.25% due 8/15/2011                                                    1,789
                       AAA       Aaa     1,650         6.25% due 8/15/2012                                                    1,891
                       AAA       Aaa     1,615    Bexar, Texas, Metropolitan Water District, Waterworks System Revenue
                                                  Refunding Bonds, 6.35% due 5/01/2025 (f)                                    1,768
                       AAA       Aaa     1,000    Gregory Portland, Texas, Independent School District, GO, 5.75% due
                                                  8/15/2015 (f)                                                               1,105
                       A1+       NR*     2,600    Gulf Coast, Texas, Waste Disposal Authority, Environmental
                                                  Facilities Revenue Bonds (Exxon Mobil Project),VRDN, AMT,
                                                  Series A, 1.40% due 6/01/2030 (j)                                           2,600
                       AA        NR*     3,200    Sam Rayburn, Texas, Municipal Power Agency Revenue Refunding Bonds,
                                                  5.75% due 10/01/2021 (l)                                                    3,307
                                                  San Antonio, Texas, Airport System, Improvement Revenue Bonds
                                                  (Passenger Facility), AMT, Sub Lien (b):
                       AAA       Aaa     1,465         5.75% due 7/01/2016                                                    1,589
                       AAA       Aaa     1,550         5.75% due 7/01/2017                                                    1,669
                       AA+       Aa2     1,000    San Antonio, Texas, General Improvement, GO, 6% due 2/01/2020               1,091
                                                  Travis County, Texas, Health Facilities Development Corporation,
                                                  Revenue Refunding Bonds:
                       AAA       Aaa     5,000         (Ascension Health Credit), Series A, 5.75% due 11/15/2011 (f)          5,519
                       AAA       Aaa     5,200         RITR, Series 4, 9.88% due 11/15/2024 (a)(h)                            5,796
                       AAA       Aaa     1,000    University of Houston, Texas, University Revenue Bonds, 5.50%
                                                  due 2/15/2030 (f)                                                           1,027
===================================================================================================================================
Utah--1.7%             AAA       NR*     5,000    Salt Lake County, Utah, Hospital Revenue Bonds, DRIVERS, Series 186,
                                                  9.20% due 5/15/2014 (a)(h)                                                  5,868
===================================================================================================================================
Virginia--5.3%         AAA       Aaa    10,000    Fairfax County, Virginia, EDA, Resource Recovery Revenue Refunding
                                                  Bonds, AMT, Series A, 6.10% due 2/01/2010 (a)                              11,412
                       AAA       Aaa     6,000    Loudoun County, Virginia, COP, 6.80% due 3/01/2014 (d)                      6,543
===================================================================================================================================
Washington--9.9%       AAA       NR*     5,000    Energy Northwest, Washington, Electric Revenue Bonds, DRIVERS,
                                                  Series 242, 9.70% due 7/01/2017 (f)(h)                                      6,050
                       AAA       Aaa     2,580    Energy Northwest, Washington, Electric Revenue Refunding Bonds
                                                  (Columbia Generating), Series A, 5.75% due 7/01/2018 (f)                    2,836
                                                  Franklin County, Washington, Public Utility District Number 001,
                                                  Electric Revenue Refunding Bonds (f):
                       AAA       Aaa     1,505         5.625% due 9/01/2019                                                   1,616
                       AAA       Aaa     1,585         5.625% due 9/01/2020                                                   1,689
                       AAA       Aaa     2,150    King County, Washington, Sewer Revenue Refunding Bonds, Series B,
                                                  5.50% due 1/01/2027 (d)                                                     2,191
                       NR*       Aaa     5,000    Snohomish County, Washington, Arlington School District Number 016,
                                                  GO, 6.50% due 12/01/2015 (b)                                                5,863
                       AAA       Aaa     2,000    Snohomish County, Washington, Public Utility District Number 001,
                                                  Electric Revenue Refunding Bonds, 5.375% due 12/01/2024 (d)                 2,040
                                                  Washington State, GO:
                       AAA       NR*     3,000         Series 2000 A, 5.625% due 7/01/2021 (d)                                3,151
                       AAA       Aaa     7,000         Series A and AT-6, 6.25% due 2/01/2011 (f)                             8,202
===================================================================================================================================
Wisconsin--0.5%        NR*       Aaa     1,650    Osceola, Wisconsin, School District, GO, School Building, Series A,
                                                  5.50% due 5/01/2019 (b)                                                     1,762
===================================================================================================================================
                       Total Investments (Cost--$453,293)--142.8%                                                           487,175
                       Variation Margin on Financial Futures Contracts**--(0.1%)                                               (429)
                       Other Assets Less Liabilities--1.3%                                                                    4,370
                       Preferred Stock, at Redemption Value--(44.0%)                                                       (150,086)
                                                                                                                          ---------
                       Net Assets Applicable to Common Stock--100.0%                                                      $ 341,030
                                                                                                                          =========
===================================================================================================================================

      (a)   AMBAC Insured.
      (b)   FGIC Insured.
      (c)   FNMA/GNMA Collateralized.
      (d)   FSA Insured.
      (e)   GNMA Collateralized.
      (f)   MBIA Insured.
      (g)   Prerefunded.
      (h) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2002.
      (i)   Escrowed to maturity.
      (j) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2002.
      (k) All or a portion of security held as collateral in connection with open financial futures contracts.
      (l)   Asset Guaranty.
      (m)   XLCA Insured.
       *    Not Rated.
      ** Financial futures contracts sold as of July 31, 2002 were as follows:

                                                                  (in thousands)
            --------------------------------------------------------------------
            Number of                               Expiration
            Contracts         Issue                    Date                Value
            --------------------------------------------------------------------

               490      U.S. Treasury Bonds        September 2002        $54,199
            --------------------------------------------------------------------
            Total Financial Futures Contracts Sold
            (Total Contract Price--$51,806)                              $54,199
                                                                         =======
            --------------------------------------------------------------------

            See Notes to Financial Statements.

Quality Profile

The quality ratings of securities in the Fund as of July 31, 2002 were as follows:

--------------------------------------------------------------------------------
                                                                  Percent of
S&P Rating/Moody's Rating                                      Total Investments
--------------------------------------------------------------------------------
AAA/Aaa........................................................            90.8%
AA/Aa .........................................................             8.7
Other*.........................................................             0.5
--------------------------------------------------------------------------------

*     Temporary investments in short-term municipal securities.


                                    10 & 11

                                          MuniEnhanced Fund, Inc., July 31, 2002

STATEMENT OF NET ASSETS

                    As of July 31, 2002
===================================================================================================================================
Assets:             Investments, at value (identified cost--$453,293,056) ...........................                  $487,174,526
                    Cash ............................................................................                       296,131
                    Receivables:
                      Interest ......................................................................   $  7,019,592
                      Securities sold ...............................................................      1,060,397      8,079,989
                                                                                                        ------------
                    Prepaid expenses ................................................................                       223,231
                                                                                                                       ------------
                    Total assets ....................................................................                   495,773,877
                                                                                                                       ------------
===================================================================================================================================
Liabilities:        Payables:
                      Securities purchased ..........................................................      3,727,725
                      Variation margin ..............................................................        428,750
                      Dividends to Common Stock shareholders ........................................        218,465
                      Investment adviser ............................................................        208,211      4,583,151
                                                                                                        ------------
                    Accrued expenses ................................................................                        74,892
                                                                                                                       ------------
                    Total liabilities ...............................................................                     4,658,043
                                                                                                                       ------------
===================================================================================================================================
Preferred Stock:    Preferred Stock, at redemption value, par value $.025 per share (6,000 shares
                    of AMPS* issued and outstanding at $25,000 per share liquidation preference) ....                   150,086,120
                                                                                                                       ------------
===================================================================================================================================
Net Assets          Net assets applicable to Common Stock ...........................................                  $341,029,714
Applicable to                                                                                                          ============
Common Stock:
===================================================================================================================================
Analysis of Net     Common Stock, par value $.10 per share (29,369,874 shares issued and outstanding)                  $  2,936,987
Assets Applicable   Paid-in capital in excess of par ................................................                   323,386,132
to Common Stock:    Undistributed investment income--net ............................................   $  3,397,708
                    Accumulated realized capital losses on investments--net .........................    (20,180,004)
                    Unrealized appreciation on investments--net .....................................     31,488,891
                                                                                                        ------------
                    Total accumulated earnings--net .................................................                    14,706,595
                                                                                                                       ------------
                    Total--Equivalent to $11.61 net asset value per share of Common Stock
                    (market price--$11.19)  .........................................................                  $341,029,714
                                                                                                                       ============
===================================================================================================================================

      *     Auction Market Preferred Stock.

            See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                    For the Six Months Ended July 31, 2002
===================================================================================================================================
Investment Income:  Interest ........................................................................                  $ 13,797,155
===================================================================================================================================
Expenses:           Investment advisory fees ........................................................   $  1,202,622
                    Commission fees .................................................................        203,168
                    Accounting services .............................................................         81,364
                    Transfer agent fees .............................................................         48,698
                    Professional fees ...............................................................         48,275
                    Printing and shareholder reports ................................................         26,883
                    Custodian fees ..................................................................         15,171
                    Directors' fees and expenses ....................................................         14,478
                    Listing fees ....................................................................         13,869
                    Pricing fees ....................................................................         10,572
                    Other ...........................................................................         14,286
                                                                                                        ------------
                    Total expenses ..................................................................                     1,679,386
                                                                                                                       ------------
                    Investment income--net ..........................................................                    12,117,769
                                                                                                                       ------------
===================================================================================================================================
Realized &          Realized loss on investments--net ...............................................                    (1,059,397)
Unrealized Gain     Change in unrealized appreciation on investments--net ...........................                     5,771,337
(Loss) On                                                                                                              ------------
Investments--Net:   Total realized and unrealized gain on investments--net ..........................                     4,711,940
                                                                                                                       ------------
===================================================================================================================================
Dividends to        Investment income--net ..........................................................                    (1,192,920)
Preferred Stock                                                                                                        ------------
Shareholders:       Net Increase in Net Assets Resulting from Operations ............................                  $ 15,636,789
                                                                                                                       ============
===================================================================================================================================

            See Notes to Financial Statements.


                                    12 & 13

                                          MuniEnhanced Fund, Inc., July 31, 2002

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                      For the Six         For the
                                                                                                      Months Ended      Year Ended
                                                                                                        July 31,        January 31,
               Increase (Decrease) in Net Assets:                                                          2002            2002+
===================================================================================================================================
Operations:    Investment income--net ............................................................    $ 12,117,769     $ 23,493,595
               Realized gain (loss) on investments--net ..........................................      (1,059,397)       1,503,939
               Change in unrealized appreciation/depreciation on investments--net ................       5,771,337       (1,010,850)
               Dividends to Preferred Stock shareholders .........................................      (1,192,920)      (3,958,920)
                                                                                                      ------------     ------------
               Net increase in net assets resulting from operations ..............................      15,636,789       20,027,764
                                                                                                      ------------     ------------
===================================================================================================================================
Dividends to   Investment income--net ............................................................     (10,220,716)     (18,714,484)
Common Stock                                                                                          ------------     ------------
Shareholders:  Net decrease in net assets resulting from dividends to Common Stock shareholders ..     (10,220,716)     (18,714,484)
                                                                                                      ------------     ------------
===================================================================================================================================
Net Assets     Total increase in net assets applicable to Common Stock ...........................       5,416,073        1,313,280
Applicable to  Beginning of period ...............................................................     335,613,641      334,300,361
Common Stock:                                                                                         ------------     ------------
               End of period* ....................................................................    $341,029,714     $335,613,641
                                                                                                      ============     ============
===================================================================================================================================
              *Undistributed investment income--net ..............................................    $  3,397,708     $  2,693,575
                                                                                                      ============     ============
===================================================================================================================================

      + Certain prior year amounts have been reclassified to conform to current year presentation.

            See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                  The following per share data and ratios have been derived  For the Six
                  from information provided in the financial statements.     Months Ended        For the Year Ended January 31,
                                                                                July 31,  -----------------------------------------
                  Increase (Decrease) in Net Asset Value:                        2002       2002       2001       2000       1999
===================================================================================================================================
Per Share         Net asset value, beginning of period ....................   $  11.43    $  11.38   $  10.10   $  12.06   $  12.38
Operating                                                                     --------    --------   --------   --------   --------
Performance:+++   Investment income--net+ .................................        .41         .80        .80        .80        .85
                  Realized and unrealized gain (loss) on investments--net          .16         .02       1.33      (1.95)       .18
                  Dividends to Preferred Stock shareholders from investment
                  income--net .............................................       (.04)       (.13)      (.21)      (.17)      (.18)
                                                                              --------    --------   --------   --------   --------
                  Total from investment operations ........................        .53         .69       1.92      (1.32)       .85
                                                                              --------    --------   --------   --------   --------
                  Less dividends and distributions to Common Stock
                  shareholders:
                    Investment income--net ................................       (.35)       (.64)      (.64)      (.64)      (.67)
                    Realized gain on investments--net .....................         --          --         --         --       (.35)
                    In excess of realized gain on investments--net ........         --          --         --         --       (.15)
                                                                              --------    --------   --------   --------   --------
                  Total dividends and distributions to Common Stock
                  shareholders ............................................       (.35)       (.64)      (.64)      (.64)     (1.17)
                                                                              --------    --------   --------   --------   --------
                  Net asset value, end of period ..........................   $  11.61    $  11.43   $  11.38   $  10.10   $  12.06
                                                                              ========    ========   ========   ========   ========
                  Market price per share, end of period ...................   $  11.19    $  11.05   $  10.79   $ 9.1875   $  12.00
                                                                              ========    ========   ========   ========   ========
===================================================================================================================================
Total             Based on market price per share .........................      4.52%++     8.61%     25.36%    (18.52%)     6.36%
Investment                                                                    ========    ========   ========   ========   ========
Return:**         Based on net asset value per share ......................      4.84%++     6.52%     20.27%    (10.87%)     7.38%
                                                                              ========    ========   ========   ========   ========
===================================================================================================================================
Ratios Based      Total expenses*** .......................................      1.01%*      1.00%      1.01%      1.00%       .94%
on Average                                                                    ========    ========   ========   ========   ========
Net Assets Of     Total investment income--net*** .........................      7.30%*      7.00%      7.44%      7.16%      6.93%
Common Stock:                                                                 ========    ========   ========   ========   ========
                  Amount of dividends to Preferred Stock shareholders .....       .72%*      1.18%      1.95%      1.52%      1.45%
                                                                              ========    ========   ========   ========   ========
                  Investment income--net, to Common Stock shareholders ....      6.58%*      5.82%      5.49%      5.64%      5.48%
                                                                              ========    ========   ========   ========   ========
===================================================================================================================================
Ratios Based      Total expenses ..........................................       .70%*       .69%       .69%       .69%       .66%
on Average                                                                    ========    ========   ========   ========   ========
Net Assets        Total investment income--net ............................      5.04%*      4.84%      5.04%      4.91%      4.88%
Of Common &                                                                   ========    ========   ========   ========   ========
Preferred
Stock:***
===================================================================================================================================
Ratios Based      Dividends to Preferred Stock shareholders ...............      1.60%*      2.64%      4.10%      3.32%      3.43%
on Average                                                                    ========    ========   ========   ========   ========
Net Assets Of
Preferred Stock:
===================================================================================================================================
Supplemental      Net assets applicable to Common Stock, end of period
Data:             (in thousands) ..........................................   $341,030    $335,614   $334,300   $296,644   $353,603
                                                                              ========    ========   ========   ========   ========
                  Preferred Stock outstanding, end of period (in thousands)   $150,000    $150,000   $150,000   $150,000   $150,000
                                                                              ========    ========   ========   ========   ========
                  Portfolio turnover ......................................     18.91%      43.12%     70.39%    124.61%    144.46%
                                                                              ========    ========   ========   ========   ========
===================================================================================================================================
Leverage:         Asset coverage per $1,000 ...............................   $  3,274    $  3,237   $  3,229   $  2,978   $  3,357
                                                                              ========    ========   ========   ========   ========
===================================================================================================================================
Dividends Per     Series A--Investment income--net ........................   $    179    $    671   $  1,017   $    825   $    862
Share On                                                                      ========    ========   ========   ========   ========
Preferred Stock   Series B--Investment income--net ........................   $    251    $    680   $  1,036   $    835   $    868
Outstanding:                                                                  ========    ========   ========   ========   ========
                  Series C--Investment income--net ........................   $    166    $    628   $  1,031   $    829   $    845
                                                                              ========    ========   ========   ========   ========
===================================================================================================================================

        *   Annnualized.
       **   Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
      ***   Do not reflect the effect of dividends to Preferred Stock
            shareholders.
        +   Based on average shares outstanding.
       ++   Aggregate total investment return.
      +++   Certain prior year amounts have been reclassified to conform to current year presentation.

            See Notes to Financial Statements.


                                    14 & 15

                                          MuniEnhanced Fund, Inc., July 31, 2002

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniEnhanced Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MEN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market reflecting the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Change in financial statement classification for Auction Market Preferred Stock ("AMPS")--In accordance with the provisions of the Financial Accounting Standards Board's Emerging Issues Task Force D-98 ("EITF D-98"), "Classification and Measurement of Redeemable Securities," effective for the current period, the Fund has reclassified its AMPS outside of permanent equity in the Net Assets section of the Statement of Net Assets. In addition, dividends to Preferred Stock shareholders are now classified as a component of the "Net Increase in Net Assets Resulting from Operations" on the Statement of Operations and Changes in Net Assets and as a component of the "Total from investment operations" in the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. The application of EITF D-98 related entirely to presentation and had no impact on net asset value or the allocation of net investment income or net realized capital gains or losses to Common Stock shareholders.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including assets acquired from the issuance of Preferred Stock.

For the six months ended July 31, 2002, the Fund reimbursed FAM $7,641 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended July 31, 2002 were $101,644,305 and $89,313,190, respectively.

Net realized gains (losses) for the six months ended July 31, 2002 and net unrealized gains (losses) as of July 31, 2002 were as follows:

-------------------------------------------------------------------------------
                                                  Realized          Unrealized
                                               Gains (Losses)     Gains (Losses)
-------------------------------------------------------------------------------

Long-term investments ...................       $   273,265        $ 33,881,470
Financial futures contracts .............        (1,332,662)         (2,392,579)
                                                -----------        ------------
Total ...................................       $(1,059,397)       $ 31,488,891
                                                ===========        ============
-------------------------------------------------------------------------------

As of July 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $33,889,132, of which $34,178,198 related to appreciated securities and $289,066 related to depreciated securities. The aggregate cost of investments at July 31, 2002 for Federal income tax purposes was $453,285,394.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without the approval of the holders of Common Stock.


                                    16 & 17

                                          MuniEnhanced Fund, Inc., July 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

Common Stock

Shares issued and outstanding during the six months ended July 31, 2002 and the year ended January 31, 2002 remained constant.

Preferred Stock

AMPS are shares of Preferred Stock of the Fund, with a par value of $.025 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend period for each series. The yields in effect at July 31, 2002 were as follows: Series A, 1.24%; Series B, 2.00%; and Series C, 0.90%.

Shares issued and outstanding during the six months ended July 31, 2002 and the year ended January 31, 2002 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .50%, calculated on the proceeds of each auction. For the six months ended July 31, 2002, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, received $57,282 as commissions.

5. Capital Loss Carryforward:

On January 31, 2002, the Fund had a net capital loss carryforward of $15,109,829, of which $6,604,230 expires in 2008 and $8,505,599 expires in 2009.
This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On August 8, 2002, an ordinary income dividend of $.058000 was declared. The dividend was paid on August 29, 2002, to Common Stock shareholders of record on August 19, 2002.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Michael A. Kalinoski, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
225 Franklin Square
Boston, MA 02110

Transfer Agents

Common Stock:

State Street Bank and Trust Company
225 Franklin Square
Boston, MA 02110

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MEN


                                     18 & 19

[LOGO] Merrill Lynch  Investment Managers

                       [GRAPHICS OMITTED]

MuniEnhanced Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies by investing primarily in a portfolio of long-term, investment-grade municipal obligations, the interest on which is exempt from Federal income taxes in the opinion of the bond counsel to the issuer.

This report, including the financial information herein, is transmitted to shareholders of MuniEnhanced Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniEnhanced Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

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